                                                              EXHIBIT (10)(h.2)


                       SECOND AMENDMENT TO LOAN AGREEMENT


       THIS SECOND AMENDMENT TO LOAN AGREEMENT dated as of the 1st day of July, 1997 (the "Amendment") by and among IRT PROPERTY COMPANY, a Georgia corporation (the "Borrower"), NATIONSBANK, N.A. (formerly NationsBank of Georgia, N.A. and NationsBank, N.A. (South)), CORESTATES BANK, N.A., AMSOUTH BANK OF ALABAMA, and SIGNET BANK\VIRGINIA, as banks (collectively, and with any financial institution which subsequently becomes a 'Bank' under the Loan Agreement, as such term is defined therein, the "Banks"); NATIONSBANK, N.A., as swing line lender (in such capacity, the "Swing Line Lender"), and NATIONSBANK, N.A. (formerly NationsBank of Georgia, N.A. and NationsBank, N.A. (South)), as administrative agent for the Banks (in such capacity, the "Administrative Agent"),

                                   WITNESSETH:

       WHEREAS, the Borrower, the Banks, the Swing Line Lender and the Administrative Agent are parties to that certain Loan Agreement dated as of December 15, 1995 (as heretofore and hereafter amended, the "Loan Agreement"); and

       WHEREAS, the Borrower, the Banks, the Swing Line Lender and the Administrative Agent have agreed to amend the Loan Agreement as set forth herein;

       NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

       1.     Amendments to Article 1.

              (a) Article 1 of the Loan Agreement, Definitions, is hereby amended (which amendment shall be effective as of June 30, 1997) by deleting the definition of "Applicable Margin" in its entirety and by substituting the definition in lieu thereof:

              "'Applicable Margin' shall mean, in the case of the LIBOR Basis, as of any calculation date, the Applicable Margin set forth below opposite the rating then


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       assigned by S&P and Moody's to the senior unsecured long-term debt obligations of the Borrower set forth below (changes in the Applicable Margin shall be effective on the date any such rating changes):

                         "RATINGS ASSIGNED BY S&P      APPLICABLE
                               AND MOODY'S               MARGIN
                               -----------               ------
                       (i)   A- or greater               0.95%

                      (ii)   BBB+/Baa1                   1.05%

                     (iii)   BBB/Baa2                    1.15%

                      (iv)   BBB-/Baa3                   1.25%

                       (v)   less than BBB-/Baa3         1.40%

         provided, however, that on any calculation date that the ratings assigned fall in more than one level, the higher Applicable Margin shall apply."

              (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding, appropriately alphabetized, the following definition of "Moody's":

              "'Moody's' shall mean Moody's Investors Service, Inc."

       2. Amendment to Article 2. Subsection 2.4(b) of the Loan Agreement, Utilization Fee, is hereby amended by deleting such subsection in its entirety and by substituting the following new subsection 2.4(b) in lieu thereof:

              "(b)   Utilization Fee. The Borrower agrees to pay to the
       Administrative Agent for the benefit of the Banks, in accordance with their respective Commitment Ratios, a utilization fee on the actual daily unborrowed amount which is (i) the lesser of (A) the Commitment and (B) the Availability Restriction minus (ii) the Loans and the Swing Line Loans then outstanding for each day from July 1, 1997 through the Maturity Date, at a rate of (X) twenty-five one-hundredths of one percent (.25%) per annum for each day that such unborrowed amounts are greater than or equal to fifty percent (50%) of the lesser of (1) the Commitment and (2) the Availability Restriction and (Y) fifteen one-hundredths of one percent (.15%) per annum for each day that such unborrowed amounts are less than fifty percent (50%) of the lesser of (1) the Commitment and
       (2) the Availability Restriction. Such utilization fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the first day of each calendar quarter, commencing on October 1, 1997 (for the period from and including July 1, 1997 through September 30, 1997), and if then unpaid, on the Maturity Date, and shall be fully earned when due and nonrefundable when paid."

       3. Amendment to Article 4. Subsection 4.1(c) of the Loan Agreement, Subsidiaries, is hereby amended by deleting the existing subsection 4.1(c) in its entirety and by substituting the following new subsection 4.1(c) in lieu thereof:



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                     "(c)   Subsidiaries. The Borrower has no Subsidiaries
       except for IRT Management Company, a Georgia corporation, and VW Mall, Inc., a Georgia corporation, and IRT Capital Corporation, a Georgia corporation."

       4. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent, the Swing Line Lender and the Banks to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or a course of dealing at variance with the terms of the Loan Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent, the Swing Line Lender or the Banks, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

       5. Representations and Warranties. The Borrower hereby represents and warrants in favor of the each of the Administrative Agent, the Swing Line Lender and each Bank as follows:

              (a) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

              (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it; and

              (c) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
(i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower).

              6. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

              (a) the truth and accuracy of the representations and warranties contained in Section 5 hereof;

              (b) receipt by the Administrative Agent of execution pages to this Amendment from the Swing Line Lender, the Banks and the Borrower;


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              (c)    receipt by the Administrative Agent of an incumbency
certificate in form and substance satisfactory to the Administrative Agent and a certified copy of any amendments to the articles of incorporation for the Borrower since the date of the most recent loan certificate delivered to the Administrative Agent; and

              (d) receipt by the Administrative Agent of all other documents as the Administrative Agent shall reasonably request.

       7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

       8. Loan Documents. Each reference in the Loan Agreement and in any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby or as the same may hereafter be amended.

       9. Consent. Each of the parties hereto consents to the assignment by SouthTrust Bank, National Association (formerly SouthTrust Bank of Alabama, National Association) ("ST") to NationsBank, N.A. of all of ST's interest in the Loans and Commitment (the "Acquired Commitment and Loans"). Each of the parties hereto further consents that the assignment by NationsBank, N.A. of all or a portion of the Acquired Commitment and Loans after the date hereof shall be considered approved assignments notwithstanding anything in the contrary contained in the Loan Agreement.

       10. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia, without giving effect to any conflict of laws principles.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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       IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                     IRT PROPERTY COMPANY, a Georgia corporation


                              By:/s/Mary M. Thomas
                                 ----------------------------------------------

                                   Title:Executive Vice President & CFO
                                         --------------------------------------


                              Attest:/s/W. Benjamin Jones
                                     ------------------------------------------

                                   Title:Assistant Secretary
                                         --------------------------------------


ADMINISTRATIVE AGENT,         NATIONSBANK, N.A. (formerly NationsBank of
SWING LINE LENDER             Georgia, N.A. and NationsBank, N.A. (South)), as
AND BANKS:                    Agent, Swing Line Lender and a Bank


                              By:/s/Donna W. Friedel
                                 ----------------------------------------------

                                   Title:Senior Vice President
                                         --------------------------------------


                              CORESTATES BANK, N.A., as a Bank


                              By:/s/Glenn Gallagher
                                 ----------------------------------------------

                                   Title:Vice President
                                         --------------------------------------


                              AMSOUTH BANK OF ALABAMA, as a Bank


                              By:/s/Arthur J. Sharbel, III
                                 ----------------------------------------------

                                   Title:Vice President
                                         --------------------------------------











                                                            IRT PROPERTY COMPANY
                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                                Signature Page 1

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                              SIGNET BANK\VIRGINIA, as a Bank


                              By:/s/Eric Lawrence
                                 ----------------------------------------------

                                   Title:Senior Vice President
                                         --------------------------------------








































                                                           IRT PROPERTY COMPANY
                                             SECOND AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 2